November 15, 2011

AllianceBernstein: Strategy, Vision and Potential

Bank of America Merrill Lynch Banking and Financial Services Conference

Peter S. Kraus
Chairman & Chief Executive Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2010 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements", and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded***: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.

- ***Our confidence that, while our challenges are likely to continue for the remainder of 2011, our diversified business model, our strong client relationships and our financial viability will endure, and that we will emerge a stronger, well-positioned firm as a result*****:** Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

- ***The degree to which the $89.6 million real estate charge we recorded during the third quarter of 2010 will reduce occupancy costs on existing real estate in 2011 and subsequent years:*** The charge we recorded during the third quarter of 2010 and our estimates of reduced occupancy costs in future years are based on existing sub-leases, as well as our current assumptions of when we can sub-lease the remaining space and current market rental rates, which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to take an additional charge and/or our estimated occupancy cost reductions may be less than we currently anticipate.

AllianceBernstein: Diversified and Global

Assets Under Management: $424 Billion*



By Strategy
3%
Alternatives
Asset
Allocation
8%
Equities
ex-Large
Cap**
13%
52%
24%
Large
Cap
Equities
Fixed
Income



By Channel
Private
Client
17%
Retail
27%
56%
Institutions



By Client Domicile
Non-US
35%
65%
US

*Preliminary as of October 31, 2011. Asset breakout by strategy, channel, and client domicile are as of September 30, 2011.
**Includes Small/Mid/SMID Cap, Emerging Markets, Thematic, REITS and Index

On the Ground, Around the World



London
Minneapolis
Montréal
New York
Chicago
San Francisco
Denver
Los Angeles
Madrid
Seoul
Tokyo
Taipei
Hong Kong
Mumbai
Singapore
São Paulo
Cape Town
Sydney
Melbourne

- Investment Management and Research Office
- Dedicated Research

As of September 30, 2011
*Includes Fixed Income Solutions analyst
**Includes 15 Multi-Asset Quantitative, 1 Currency Strategies, 12 Blend Strategies, 11 Portfolio Analytics, 14 Wealth Strategies, 3 Defined Contributions, 1 Strategic Change, 1 Early Stage Growth analysts, 1 Thematic Research, 4 Direct Real Estate, 3 Special Situations, 1 Distressed Equity and 1 REIT analyst
Source: AllianceBernstein

Sanford C. Bernstein – Industry-Leading Sell-Side Research

Growing Global Footprint


Stockholm
London
Zurich
Los Angeles
New York
Hong Kong
Singapore

- 400+ Employees in 7 offices in the US, Europe and Asia
- 65 Fundamental & Quantitative Senior Research Analysts Worldwide
- Growth driven by expansion of geographic footprint, trading capabilities and research product suite

Progress with Key Initiatives – 2011 YTD

United States

- Bernstein again ranked #1 in several key metrics of research quality by a leading independent annual survey of U.S. institutional investors.
- Top 10 ranked again in annual *Institutional Investor* All-America survey – Analysts voted #1 in nine different sectors
- Record YTD results in new U.S. derivatives business

Europe

- Bernstein ranked top five in nine sectors in ThomsonReuter's Extel survey, including five #1 rankings
- In leading independent survey of U.K. institutional investors, Bernstein ranked #1 in several key metrics of research quality
- Record attendance at Europe's 5th annual September conference
- Record YTD revenues in new electronic trading business

Asia

- Meeting goal of 50 local staff by year-end 2011
- Six publishing analysts
- Expect critical mass of published analysts by end-2012
- Supporting sales hires in London and New York

Private Client – Stability and Strength

Stable Private Client Relationships



$B
90
75
60
45
30
15
0
40,000
30,000
20,000
10,000
0
$69
$75
$78
$68
2008
2009
2010
3Q11
Private Client AUM (Left)
Private Client Relationships (Right)

Productive Advisors

Private Client Revenue per Advisor ($M)



3
2
1
0
$2.8
$2.0
$2.2
$2.5
2008
2009
2010
2011*

Consistent Fee Realization Rate



84.9
85.5
87.6
86.1
85.4
42.6
42.6
42.4
42.5
42.6
3Q10
4Q10
1Q11
2Q11
3Q11
Private Client
Firmwide

Steady Contributor to Firmwide Results

Private Client Revenues ($M)



$483
5% Growth
$506
32% of Firm
34% of Firm
YTD 2010
YTD 2011

*2011 Private Client revenue is annualized.

Evolution of Our Business

Dec-08: $221 Billion
49% of Firm Total

AUM
($ in Billions)

Sept-11: $304 Billion
76% of Firm Total



Fixed Income
$157
Equities ex-Large Cap*
$40
$19
Asset Allocation
$5 Alternatives

Large Cap Equities: $228

37% Growth



Fixed Income
$207
Equities ex-Large Cap*
$50
$34
Asset Allocation
$13 Alternatives

Large Cap Equities: $98

Dec-08: $703 Million
36% of Firm Total

AFB
($ in Millions)

Sept-11: $1.0 Billion
60% of Firm Total



Fixed Income
$411
Equities ex-Large Cap*
$163
$97
Asset Allocation
$32 Alternatives

Large Cap Equities: $1.2B

45% Growth



Fixed Income
$640
Equities ex-Large Cap*
$174
$168
Asset Allocation
$35 Alternatives

Large Cap Equities: $668

*Includes Small/Mid/SMID Cap, Emerging Markets, Thematic, REITS and Index.

Positioning AllianceBernstein for Long Term Success

Firmwide Initiatives:

- Improve investment performance and restore client confidence
- Diversify our business across channels, investment services and geographies
- Develop innovative new products and services to meet clients’ evolving needs
- Achieve greater operating leverage and better financial results

Top Performing Services in Large Asset Categories

	Quartile Ranks			Relative Returns			Relative Return Benchmark
	1 Yr	3 Yr	5 Yr	1 Yr	3 Yr	5 Yr	
Fixed Income							
Global Plus Fixed Income	1	2	2	0.7	1.9	0.3	Barclays Capital Global Aggregate
US Core Fixed Income	2	1	3	0.0	2.0	0.3	Barclays Capital US Aggregate
Emerging Market Debt	2	1	1	(0.8)	3.0	2.1	JPM EMBI Global
Global High Income	2	1	1	1.2	3.2	0.6	JPM EMBI Global
US High Yield	4	1	1	(0.7)	2.2	0.5	Barclays Capital US High Yield
Equity							
US Small Cap Value	3	2	2	0.2	6.3	4.4	Russell 2000 Value
US Small Cap Growth	1	1	1	8.0	6.4	3.8	Russell 2000 Growth
SMID Growth	1	1	1	7.2	6.9	5.4	Russell 2500 Growth
Select US Equity	1	1	1	4.6	6.2	7.1	S&P 500

As of September 30, 2011. Relative returns are gross of fees.
Source: eVestment Alliance and AllianceBernstein
Peer Universe used for percentile ranks by eVestment: Global Agg Fixed Income (Global Plus Fixed Income); US Core Fixed Income (US Core Fixed Income); All Emerging Mkts Fixed Income (Emerging Market Debt); Global High Yield Fixed Income (Global High Income); US High Yield (US High Yield); US Small Cap Value Equity (US Small Cap Value); US Small Cap Growth Equity (US Small Cap Growth); US SMID Cap Growth Equity (SMID Growth); US All Cap Equity (Select US Equity).

Equities: A Market That Rewards Short Duration

Year-to-Date Relative Returns



Short
High Dividends / Current Earnings / Lower Beta
Current Duration
Momentum / Earnings Revision / Five-Year Cash Flow
Long
7.1%
US Market Neutral
2.6%
Global Market Neutral
1.2%
Equity Income
0.4%
Select Equity*
6.5%
US Relative Value
7.0%
Small Cap Growth
Large Cap Growth
(3.1)%
Global Research Growth
(4.0)%
Small Cap Value
(1.0)%
US Strategic Value
(5.6)%
Int'l Value
(5.3)%
Global Value
(7.9)%

	US Market Neutral	Global Market Neutral	Equity Income	Select Equity*	US Relative Value	Small Cap Growth	Large Cap Growth	Global Research Growth	Small Cap Value	US Strategic Value	Int'l Value	Global Value
Benchmark:	3-Month USD LIBOR	3-Month USD LIBOR	S&P 500	S&P 500	Russell 1000 Value	Russell 2000 Growth	Russell 1000 Growth	MSCI World	Russell 2000 Value	Russell 1000 Value	MSCI EAFE	MSCI World
Inception:	2009	2009	2010	2005*	1994	1970	1977	1991	1990	1973	1999	1995

All performance data is preliminary, net of fees and annualized as of October 31, 2011. Source: AllianceBernstein

*Acquired by AllianceBernstein on May 31, 2011.

Diversifying Our Business: Growth in Fixed Income



Fixed Income % Firmwide AUM
4Q08
3Q11
35%
52%
Fixed Income % Firmwide AFB
4Q08
3Q11
21%
38%
Fixed Income
Rest of AUM



Fixed Income AUM Growth 4Q08 – 3Q11
30%
18%
52%
Total Fixed Income
US Fixed Income
International Fixed Income

Diversifying Our Business: Revived Retail

New Product Launches '08 – 3Q11

'09- 3Q 11:

52 New Products Launched

US $11 Billion in New Assets



1
10
19
23
2008
2009
2010
2011 YTD

Retail Sales YTD 2011 by Geography



50%
26%
7%
7%
6%
4%
Asia (ex Japan)
US Funds + SMA
US Subadvisory
Japan
EMEA
Latin America

Innovative New Products and Services



Assets Under Management
As of September 30, 2011
($ Billions)
11
25(1)
34
13
Customized Retirement Strategies
Dynamic Asset Allocation
Emerging Markets
Alternatives

(1) Includes retail funds and Private Client total assets with DAA overlay

Growth in Defined Contribution: Customized Retirement Strategies

Growth in CRS Assets

Sizing the Opportunity:

- U.S. DC Business Today: $3 Trillion
- Target Date Funds Share: 10% ($300 Billion)
- U.S. DC Business 2020 (Est.): $6 Trillion
- Target Date Funds Share (Est.): 50% ($3 Trillion)



$ Billions
$0
$1
$4
$7
$9
$11
2006
2007
2008
2009
2010
3Q11

Source: AllianceBernstein. Defined Contribution business and target date funds size, growth and share estimates derived using studies by Cerulli & Associates, Hewitt Associates, McKinsey & Company and the US Department of Labor.

End 3Q Institutional Pipeline



Other*
17%
Core Equities
5%
CRS
41%
37%
Fixed Income

*Other includes passive/index and alternative strategies.

DAA: Smoothing the Ride for Private Clients

With DAA We Continuously Adapt to Rapidly Changing Markets


Underweight | Overweight
Equity Allocation Adjustment (%)
20
10
0
(10)
(20)
Euro Area Crisis I
Quickly reduced equity weight
Japanese Earthquake
Risk remained localized
Euro Area Crisis II
Underweight and partial Euro hedge
120
110
100
90
80
Index = 100
Adjustments to 60/40 Weight Taxable Client*
MSCI All Country World Index (right)
Apr 10
Oct 10
Apr 11
Oct 11

Adjusting Equity Allocations…

Allocation Adjustment Across Client Spectrum


80/20
68%
60/40
52%
30/70
28%
Current Equity Weight
Normal Equity Weight
Bond Allocation

…to Reduce Volatility Without Sacrificing Returns

DAA Impact on Taxable Client Accounts: Inception through 10/31/11*

(% pts)


Volatility Impact
Return Impact
80/20 Investor
(2.1)
+0.7
60/40 Investor
(1.5)
+0.6
30/70 Investor
(0.5)
+0.5

*US Private Client construction: For a 60/40 Weight Taxable Client, equity refers to 70% US equity (MSCI USA) and 30% international equity (25% MSCI EAFE, 5% MSCI EM). DAA impact compares an account with DAA to an account without DAA.

**Inception date April 1, 2010

Source: Morgan Stanley Capital International (MSCI) and AllianceBernstein. As of October 31, 2011.

Managing Volatility and Risk for Different Clients

DAA in Annuity Products



$M
1,500
1,200
900
600
300
0
September
AXA
May
Met Life
Ohio National
Sun Life
January
Transamerica
Jan
Feb
Mar
Apr
May
June
July
Aug
Sept
Gross Sales
AUM

Excludes DAA overlay in 529 Collegebound and Retirement Strategies

Diverse Ways to Manage Risk in Client Portfolios

- New risk management services for insurers:
  - Expected Tail Loss Parity (ETL) – A quant-only strategy that is more formulaic than DAA, with fewer inputs
  - Risk completion – targeting the "crowding" risk insurers face by having multiple active equity managers
  - Leveraging our trading platform to execute de-risking algorithms for insurers.
- Volatility management in CollegeBound*fund*:
  - $7 billion college savings program is the nation's second-largest advisor sold program
  - Volatility management capability now available in all age-based and most risk-based portfolios
  - AB can dynamically reduce exposure to equities based on the near-term risk and return environment
  - AB also able to de-risk into bonds and cash and hedge currency exposures

Emerging Markets Multi-Asset Strategy

Emerging Markets Value

Inception:	Dec 95
Strategy:	9.4%*
Benchmark:‡	6.7%*
Premium:	**2.8%***

Emerging Market Debt

Inception:	Jun 94
Strategy:	15.3%*
Benchmark:†	12.1%*
Premium:	**3.2%***

Cumulative Emerging-Market Equity and Debt Returns**



Capture Equity Upside
Debt Dampens Downside
600
400
200
0
Index
Equity
Debt
02
03
04
05
06
07
08
09
10
11

*Annualized performance in US dollars since inception through September 30, 2011
†JPMorgan Emerging Market Bond Index Plus—June 30, 1994 through March 31, 2004; JPMorgan Emerging Market Bond Index Global thereafter
‡MSCI Emerging Market Equity Index
The returns presented above are those of AllianceBernstein's investment strategies and not of any AllianceBernstein funds, and are gross of fees. The results do not reflect the deduction of investment-management fees; the client's return will be reduced by the management fees and any other expenses incurred in the management of its account. For example, a US$100 million account paying a 0.50% annual fee, with a given rate of 10% compounded over a 10-year period would result in a net-of-fee return of 9.5%.
Source: J.P. Morgan, MSCI, and AllianceBernstein; see Performance Disclosures and Disclosures and Important Information.
**As of August 31, 2011

A Diverse Alternatives Platform

Total AUM: $13 Billion

Fund-of-Hedge Funds

- Diversified

Open-Ended Hedge Funds

- Relative Value Fixed Income
- Equity Market Neutral
- Quantitative Multi-Strategy
- US Equity Long / Short
- Currency
- Global Equity Long / Short
- Multi-Event Driven
- Tail Risk

Closed-End Drawdown Funds

- Legacy Mortgage-Backed Securities
- Distressed / Opportunistic Real Estate
- Distressed / Opportunistic All Asset

Improve Financial Performance

Reducing Real Estate Footprint


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4Q08
2Q09
4Q09
2Q10
4Q10
2Q11
4Q11E
Utilized Space
Flex Space (Occupied)
Sublet, Intended to Sublet, Surrender and Transitional Space (Unoccupied)

Investment Operations Outsourcing

- Outsourcing operating services covering about $300 billion+ in AUM to State Street
- Services include:
  - Trade settlement
  - Portfolio administration & reconciliation
  - Derivative operations
  - Client reporting
  - Performance measurement
- Approximately 100 AB employees transition to State Street
- Increases AB's operating efficiency and reduces operational risk
- Frees capacity for expanding research and advisory services

Positioning AB for Long Term Success – 3Q Accomplishments

Firmwide Initiative	Evidence of Progress
Improve investment performance and restore client confidence	■ Ongoing outperformance in Global Fixed Income, US Small and SMID Cap Growth and US Relative Value ■ New Municipal Bond, Renminbi Income and Equity-Income products among top performers ■ Global, Unconstrained and Intermediate Bond A shares moved up in the Morningstar 3-year percentile rankings
Diversify our business across channels, investment services and geographies	■ Increasingly diverse Institutional pipeline, with 3Q adds US, Europe and Emerging Markets Fixed Income and Japan Equity ■ Successful launch of Emerging Markets Multi-Asset Strategy in UK, European and US Institutional & PC channels; Retail underway ■ Further progress in European and Asian sell-side build-out
Develop innovative new products and services to meet clients' evolving needs	■ Continued momentum with CRS – YTD organic growth rate of 45% ■ DAA particularly effective in mitigating volatility in the quarter • Volatility management implemented in education services in 3Q ■ Roll-out of new long-only and long/short equity strategies in Institutional channel
Achieve greater operating leverage and better financial results	■ Ongoing progress in occupancy rationalization • Consolidated London office space ■ Disciplined comp and non-comp expense management

APPENDIX

YTD 2011 vs. YTD 2010

Revenues


$M
$2,125
$2,171
YTD: 11
YTD: 10

Expenses


$M
$1,793
$1,866
YTD:11
YTD:10

Adjusted EPU


$M
$1.06
$1.20
YTD:11
YTD:10

Adjusted Margins


19.8%
21.7%
YTD:11
YTD: 10

Consolidated Balance Sheet

In US $ Millions

Assets	Sept 30, 2011		Dec 31, 2010	
Cash and cash equivalents	$	519	$	650
Cash and securities, segregated		1,194		1,110
Receivables, net		1,384		1,389
Investments:				
Deferred compensation - related		216		299
Other		633		458
Goodwill		2,945		2,939
Intangible assets, net		195		206
Deferred sales commissions, net		63		76
Other (incl. furniture & equipment, net)		433		452
Total Assets	**$**	**7,582**	**$**	**7,579**

Liabilities and Capital				
Liabilities:				
Payables	$	2,172	$	2,099
Accounts payable and accrued expenses		426		423
Accrued compensation and benefits		443		339
Debt		168		225
Total Liabilities		**3,209**		**3,086**
Partners' capital attributable to AllianceBernstein Unitholders		4,316		4,369
Non-controlling interests in consolidated entities		57		124
Total Capital		**4,373**		**4,493**
Total Liabilities and Capital	**$**	**7,582**	**$**	**7,579**

Consolidated Income Statement

AllianceBernstein L.P. (The Operating Partnership)
SUMMARY CONSOLIDATED STATEMENTS OF INCOME | September 30, 2011

	Three Months Ended		
$ thousands, unaudited	9/30/11	6/30/11	9/30/10
Revenues:			
Base fees	$469,517	$504,566	$497,595
Performance fees	611	3,757	5,702
Bernstein research services	118,134	107,609	95,806
Distribution revenues	87,913	92,272	85,378
Dividend and interest income	4,958	4,926	5,040
Investment gains (losses)	(66,286)	(13,596)	41,388
Other revenues	27,204	29,108	27,459
Total revenues	642,051	728,642	758,368
Less: Interest expense	522	648	801
Net revenues	641,529	727,994	757,567
Expenses:			
Employee compensation & benefits	283,731	326,867	343,530
Promotion & servicing			
Distribution-related payments	76,323	78,557	72,501
Amortization of deferred sales commissions	9,186	9,871	11,780
Other	52,316	59,319	46,427
General & administrative			
General & administratvie	129,299	131,821	130,422
Real estate charge	6,905	18	89,598
Interest on borrowings	610	619	469
Amortization of intangible assets	5,443	5,296	5,360
Total expenses	563,813	612,368	700,087
Operating income	77,716	115,626	57,480
Non-operating (expense)	-	-	(13)
Income before income taxes	77,716	115,626	57,467
Income taxes	5,180	8,243	3,033
Net income	72,536	107,383	54,434
Net loss (income) of consolidated entities attributable to non-controlling interests	18,445	6,756	(2,919)
Net Income Attributable to AllianceBernstein Unitholders	**$90,981**	**$114,139**	**$51,515**
Operating margin[1]	**15.0%**	**16.8%**	**7.2%**

[1] Operating income excluding net loss (income) attributable to non-controlling interests as a percentage of net revenues.

October 31, 2011 AUM

AllianceBernstein L.P. (The Operating Partnership)
Assets Under Management ($ in billions)

	At October 31, 2011 *(preliminary)*				At Sep 30 2011
	Institutions	Retail	Private Client	Total	Total
Equity					
Value	$ 53	$ 22	$ 19	$ 94	$ 87
Growth	15	19	15	49	45
Total Equity	68	41	34	143	132
Fixed Income	132	52	34	218	213
Other(1)	35	25	3	63	57
Total	$ 235	$ 118	$ 71	$ 424	$ 402

	At September 30, 2011			
Total	$ 224	$ 110	$ 68	$ 402

(1) Includes Index, Structured, Asset Allocation services, and certain other alternative investments

AllianceBernstein